Exhibit 99.1

 INDEPENDENT BANK CORPORATION2017 Annual Shareholders meeting  April 25, 2017

 Cautionary note regarding forward-looking statements    This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation’s operations and policies, including, but not limited to, Independent Bank Corporation’s outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation’s plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as “will,” “may,” “should,” “believe,” “expect,” “forecast,” “anticipate,” “estimate,” “project,” “intend,” “likely,” “optimistic” and “plan,” and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation’s markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the “Risk Factors” section in Independent Bank Corporation’s 2016 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.  2

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Today’s Agenda

- Welcome and Call to Order – IBC Chairman
- Virtual Annual Shareholder Meeting Process and Instructions – IBC Chairman
- Voting upon matters listed in the Company’s 2017 Proxy Statement – IBC Chairman
- Business Update by IBC President & CEO
- Question and answer session – IBC President & CEO and IBC EVP & CFO
- Adjournment

INDEPENDENT BANK

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IBC Board of Directors

- William J. Boer
- Joan A. Budden
- Stephen L. Gulis Jr.
- Terry L. Haske
- Christina L. Keller
- William B. Kessel
- Michael M. Magee Jr., Chairman
- James E. McCarty, Lead Outside Director
- Matthew J. Missad
- Charles C. Van Loan

IBC Executive Officers

- William B. Kessel – President and Chief Executive Officer
- Robert N. Shuster – EVP/Chief Financial Officer
- Mark L. Collins – EVP/General Counsel
- Stefanie M. Kimball – EVP/Chief Risk Officer
- Dennis J. Mack – EVP/Chief Commercial Lending Officer
- David C. Reglin – EVP/Retail Banking

INDEPENDENT BANK

 2017 Annual Meeting of Shareholders  Secretary for the meeting (Robert Shuster)Record date: February 24, 2017Approximate distribution date of Proxy Statement: March 10, 2017Shares entitled to vote: 21,446,919Determination of quorumVoting on proposals  5

 Proposal #1Election of Directors  6  Stephen L. Gulis, Jr.  Terry L. Haske  William B. Kessel

 Proposal #2Ratification of Appointment of Independent Auditors  Crowe Horwath LLP has served as IBC’s independent registered public accounting firm since 2005Crowe Horwath was founded in 1942 and is one of the 10 largest accounting and consulting firms in the U.S.IBC is served primarily by Crowe Horwath’s Grand Rapids, Michigan and South Bend, Indiana offices  7

 Proposal #3Advisory Vote on Executive Compensation  8  The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials.

 Proposal #4Amendment of Long-Term Incentive Plan  To consider and vote upon a proposal to amend the Company’s Long-Term Incentive Plan (“LTIP”) to make an additional 400,000 shares of the Company’s common stock available for issuance under the LTIP.   9

 INDEPENDENT BANK CORPORATIONBusiness Update by Brad Kessel, President & CEO    10

 2016 Financial Summary      2016  2015  2014  Diluted EPS  $ 1.05  $ 0.86  $ 0.77  Cash dividends paid  0.34  0.26  0.18  Income before income taxes   32,901  29,380  25,216  Net income   22,766  20,017  18,021  Total assets  2,548,950  2,409,066  2,248,730  Total loans  1,608,248  1,515,050  1,409,962  Total deposits  2,225,719  2,085,963  1,924,302  Shareholders’ equity  248,980  251,092  250,371  Tangible BV per share  11.62  11.18  10.79  Return on average assets  0.92%  0.86%  0.80%  Return on average equity  9.21%  7.89%  7.43%  TCE to tangible assets  9.70%  10.34%  11.03%  Note: Dollars in 000’s, except per share data.  11

  6  2016 Full Year Financial Highlights  Income StatementNet income of $22.8 million, or $1.05 per diluted share, representing increases of 13.7% and 22.1%, respectively over 2015. Net interest income of $79.6 million, up $4.7 million, or 6.2%, from 2015.$1.3 million credit loan loss provision versus $2.7 million credit in 2015.Gains on mortgage loans of $10.6 million, up $3.1 million, or 41.9%, from 2015.Recovery of previously recorded impairment charges on MSR’s of $1.0 million versus $0.5 million recovery in 2015.2015 results include $1.2 million net gain on branch sale.Balance Sheet/CapitalTotal portfolio loans grew $127.8 million (excluding payment plan receivables), or 8.6%, for the year. Deposits grew $139.8 million, or 6.7%, for the year.TBV per share increased to $11.62 at 12/31/16, or 3.9%, from $11.18 at 12/31/15.  12

 Completed Initiatives in 2016  Commercial banking (continued improvement in operating leverage)Portfolio loan growth of 30% over four years with little increase in headcount or expenses.Deposit balances up 18% and account analysis fee income up 35% over last two years.Retail banking (leveraging core deposit base and technology)Implemented new checking account line-up.Added Samsung Pay and Android Pay (in addition to existing Apple Pay).Converted entire debit card base to new chip enabled technology.Mortgage banking (taking advantage of market disruption and leveraging existing core competency)Added new loan production offices in Ann Arbor, Brighton, Dearborn, Traverse City and Troy, Michigan).Expanded into Ohio with new loan production offices in Columbus and Fairlawn.  13

  4  1Q’17 Financial Summary    1Q’17  4Q’16  3Q’16  2Q’16  1Q’16  Diluted EPS  $ 0.28  $ 0.27  $ 0.30  $ 0.30  $ 0.19  Income before taxes   $ 8,595  $ 8,443  $ 9,352  $ 9,049  $ 6,057  Net income  $ 5,974  $ 5,855  $ 6,373  $ 6,438  $ 4,100  Return on average assets  0.95%  0.91%  1.02%  1.06%  0.68%  Return on average equity  9.63%  9.29%  10.20%  10.66%  6.70%  Total assets (a)  $2,596,482  $2,548,950  $2,538,319  $2,452,696  $2,488,367  Total portfolio loans  $1,670,747  $1,608,248  $1,607,354  $1,582,122  $1,538,982  Total deposits  $2,263,059  $2,225,719  $2,206,960  $2,128,292  $2,154,706  Loans to deposits ratio  73.83%  72.26%  72.83%  74.34%  71.42%  Shareholders’ equity (a)  $ 255,475  $ 248,980  $ 250,902  $ 246,923  $ 240,792  Tangible BV per share (a)  $ 11.89  $ 11.62  $ 11.72  $ 11.49  $ 11.22  TCE to tangible assets (a)  9.78%  9.70%  9.81%  9.99%  9.60%  Note: Dollars in thousands, except per share data.  (a) 1Q’16 restated for adoption of ASU 2016-09 in 2Q’16.  14

  5  1Q 2017 Financial Highlights  Income StatementNet income of $6.0 million, or $0.28 per diluted share, representing increases of 45.7% and 47.4%, respectively over 1Q’16. Net interest income of $21.5 million, up $1.7 million, or 8.6%, from the year ago quarter.$0.4 million credit loan loss provision.Year-over-year increases in both service charges on deposits and interchange income.Gains on mortgage loans of $2.6 million, up $0.9 million, or 56.6% from the year ago quarter.Balance Sheet/CapitalTotal portfolio loans grew $62.5 million (excluding payment plan receivables), or 15.8% annualized. Effective 01/01/17, adopted the fair value accounting method for capitalized mortgage servicing rights (MSRs). This increased MSRs by $0.54 million, decreased deferred income taxes by $0.19 million and increased beginning (01/01/17) shareholders’ equity by $0.35 million.Deposits totaled $2.26 billion at 03/31/17 compared to $2.23 billion at 12/31/16 and $2.15 billion at 03/31/16.No share repurchases in 1Q 2017. TBV per share increased to $11.89 at 03/31/17 from $11.62 at 12/31/16.Paid a ten cent per share cash dividend on common stock on 02/15/17.  15

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Operating Plan

- Balance Sheet
  - Generate quality loan growth with continued focus on commercial, residential mortgage and consumer installment lending.
  - Remain asset sensitive and positioned to benefit from higher interest rates (short duration investment portfolio, large variable rate loan portfolio and strong core deposit base with a significant amount of small to medium balance transaction accounts).
  - Prudent capital management. Target TCE ratio – 9.50% to 10.50% near-term and 8.50% to 9.50% longer-term. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchase.
  - 2017 share repurchase plan approved for up to 5% of outstanding common shares.
  - Quarterly cash dividend rate currently at ten cents per share.

- Income Statement
  - Generate increased net interest income through change in earning asset mix (increased loans to deposits ratio and reduced level of investment securities).
  - Increase non-interest income with focus on transaction related revenue (treasury management and debit card) and mortgage banking revenue.
  - Careful management of non-interest expenses (credit related costs, branch optimization, process re-engineering and outsourcing).
  - Improved efficiency ratio: Low 70% range near-term and mid 60% range longer-term. Achieve improvements primarily through revenue growth.
  - ROA of 1% or better.

- Enterprise Risk Management
  - Continued asset quality improvements.
  - Meet increased compliance and regulatory requirements.
  - Focus on data security and loss prevention.

INDEPENDENT BANK

 Independent Bank Corporation2017 Annual Shareholders Meeting  Question and Answer SessionBrad Kessel, President & CEORob Shuster, Chief Financial Officer  17

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Independent Bank Corporation

2017 Annual Shareholders Meeting

Voting Results

- Shares entitled to vote: 21,446,919
- Proposal #1 – Election of Directors
- Proposal #2 – Ratification of Auditors
- Proposal #3 – Advisory (Non-Binding) Vote on Executive Compensation
- Proposal #4 – Amendment of Long-Term Incentive Plan

INDEPENDENT BANK

Independent Bank Corporation2017 Annual Shareholders Meeting  Closing RemarksThank you for attending!NASDAQ: IBCP  19